UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 1, 2008

MONOGRAM BIOSCIENCES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-30369	94-3234479
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

345 Oyster Point Blvd., South San Francisco, California, 94080

(Address of Principal Executive Offices, including zip code)

(650) 635-1100

(Registrant’s Telephone Number, including area code)

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On October 1, 2008, Monogram Biosciences, Inc. (“Monogram” or the “Company”) received a staff deficiency letter from The Nasdaq Stock Market (“Nasdaq”) indicating that, for the last 30 consecutive business days, the bid price for Monogram’s common stock has closed below the minimum $1.00 per share requirement for continued inclusion on the Nasdaq Global Market under Marketplace Rule 4450(a)(5) (the “Rule”). In accordance with Marketplace Rule 4450(e)(2), Monogram was given 180 calendar days, or until March 30, 2009, to regain compliance with the Rule. The letter also indicated that, if Monogram does not regain compliance by March 30, 2009, Nasdaq will provide written notification that Monogram’s common stock will be delisted, after which Monogram may appeal the staff determination to the Nasdaq Listing Qualifications Panel. If Monogram does not regain compliance with Marketplace Rule 4450(a)(5) by March 30, 2009, but meets the Nasdaq Capital Market initial inclusion criteria set forth in Marketplace Rule 4310(c), except for the bid price requirement, it may apply to transfer the listing of its securities to this market and, if accepted, be provided with an additional 180 calendar day compliance period to demonstrate compliance. If Monogram is not eligible for an additional compliance period at that time, Nasdaq Staff will provide written notification that Monogram securities will be delisted. Upon such notice, Monogram may appeal the Nasdaq Staff’s Determination to the Nasdaq Listing Qualifications Panel. There can be no assurance, if Monogram does appeal the Nasdaq Staff’s Determination, that such appeal would be successful.

Monogram’s board of directors has been authorized by Company’s stockholders to implement, in the board’s discretion, either a 3:1, 4:1, 5:1 or 6:1 reverse stock split (or to implement no reverse stock split) at any time prior to the 2008 annual meeting of stockholders.

A copy of the Company’s press release announcing receipt of the Nasdaq letter is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press Release titled “Monogram Receives Nasdaq Notification,” dated October 3, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Monogram Biosciences, Inc.
(Registrant)

Date: October 3, 2008	By:	/s/ Kathy L. Hibbs
Kathy L. Hibbs
Senior Vice President, General Counsel

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release titled “Monogram Receives Nasdaq Notification,” dated October 3, 2008.